TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statements of Additional Information

Transamerica Government Money Market

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Effective at the close of business on March 31, 2021, Transamerica Government Money Market (the “Fund”) will be closed to most new investors. The following investors may continue to purchase Fund shares after the close date: existing Fund investors, asset allocation funds and other investment products in which the Fund is currently an underlying investment option, retirement plans in which the Fund is a plan option, and any plan that is or becomes a part of a multiple plan exchange recordkeeping platform that includes the Fund as a plan option.

The Fund will remain closed until further notice. The Fund reserves the right to modify the foregoing terms of the closure at any time and to accept or reject any investment for any reason.

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Investors Should Retain this Supplement for Future Reference

March 15, 2021